Property, plant and equipment	9 Months Ended
Sep. 30, 2020
Property, plant and equipment
Property, plant and equipment

Note 7 – Property, plant and equipment

DKK thousand	September 30, 2020	December 31, 2019

Plant and machinery	42,785	13,457
Other fixtures and fittings	9,413	8,337
Building improvements	35,828	3,913
Assets under construction	6,289	14,001
Carrying amount	94,315	39,708

The increase from DKK 39.7 million as at December 31, 2019 to DKK 94.3 million as at September 30, 2020 is primarily related to tooling, machinery and equipment for the production lines to procedures V-Go and leasehold improvements purchased as part of the Valeritas acquisition (DKK 41.1 million) described in note 20 on business combinations and new leasehold improvements in Søborg (DKK 29.2 million).